NUMBER                                                                   SHARES


               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

                              EVENTEMP CORPORATION

                The Corporation is authorized to issue 30,000,000 Common Share - Par Value $.10 each

THIS CERTIFIES THAT: __________________________________________ is owner of
__________________________________ fully paid and non-assessable shares of
Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate duly endorsed.

    IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.

DATED:____________________________

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SECRETARY                                            PRESIDENT

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

TEN COM -         as tenants in common               UNIF GIFT MIN ACT -. ......
TEN ENT-          as tenants by the entireties       Custodian .................
JT TEN -          as joint tenants with right of     (Cust)             (Minor)
                  survivorship and not as tenants  under Uniform Gifts to Minors
                  in common                          Act ...................
                                                     (State)

    For Value Received, _________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
------------------------------------

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                                        (PLEASE PRINT OR TYPEWRITE NAME AND
                                      ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________ Shares of the
stock represented by the within Certificate, and do hereby Irrevocably constitute and appoint
__________________________________________________________________ Attorney to
transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_______________________________

                  In presence of                     ___________________________

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NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.